Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes

NOTE 10 – INCOME TAXES

The Company's earnings before income taxes were generated from its U.S. and international operations as follows (in thousands):

	2011	2010	2009
U.S.	$502,027	$553,090	$559,868
International	517,044	655,713	497,525
Earnings before income taxes	$1,019,071	$1,208,803	$1,057,393

Income tax expense consisted of the following (in thousands):

	2011	2010	2009
Current:
U.S. federal	$180,256	$263,743	$212,721
U.S. state and other	13,162	14,498	23,292
International	64,640	56,755	58,212
Total current	258,058	334,996	294,225

Deferred	(64,780)	(33,629)	(14,058)
Income tax expense	$193,278	$301,367	$280,167

The tax effects of the cumulative temporary differences between the tax bases of assets and liabilities and their respective carrying amounts for financial statement purposes were as follows (in thousands):

	2011	2010
Deferred income tax assets:
Net operating loss carryforwards	$8,122	$23,759
Tax credit carryforwards	64,067	66,437
Inventories	144,934	145,239
Stock-based compensation	73,496	68,854
Accrued liabilities and other	212,715	162,453
Deferred income tax assets	503,334	466,742
Deferred income tax liabilities:
Unrealized gain on available-for-sale securities	(11,252)	(9,360)
Property, plant and equipment	(206,661)	(190,236)
Intangible assets	(332,098)	(381,050)
Deferred income tax liabilities	(550,011)	(580,646)
Net deferred income tax assets (liabilities)	$(46,677)	$(113,904)

The Company establishes valuation allowances for our deferred tax assets when the amount of expected future taxable income is not likely to support the use of the deduction or credit.

A reconciliation of the U.S. federal statutory income tax rate to the Company's effective income tax rate is as follows:

	2011	2010	2009
U.S. federal statutory tax rate	35.0%	35.0%	35.0%
Increase (decrease) in tax rate resulting from:
U.S. state income taxes, net of federal tax benefit	1.2	2.2	1.6
International taxes at lower rates	(11.6)	(10.0)	(6.4)
Tax benefits from domestic manufacturer's deduction	(2.0)	(1.1)	(0.9)
Research and development credits	(2.7)	(2.4)	(2.9)
Puerto Rico excise tax	(1.7)	—	—
Non-deductible IPR&D charges	—	0.4	—
Other	0.8	0.8	0.1
Effective income tax rate	19.0%	24.9%	26.5%

The Company's effective income tax rate is favorably impacted by Puerto Rican tax exemption grants, which result in Puerto Rico earnings being partially tax exempt through the year 2023.

At December 31, 2011, the Company had $30.6 million of U.S. federal net operating and capital loss carryforwards and $2.3 million of U.S. tax credit carryforwards that will expire from 2014 through 2029 if not utilized. The Company also has state net operating loss carryforwards of $22.6 million that will expire from 2014 through 2018 and tax credit carryforwards of $88.6 million that have an unlimited carryforward period. These amounts are subject to annual usage limitations. The Company's net operating loss carryforwards arose primarily from acquisitions. The Company's international net operating loss carryforwards are not material.

The Company has not recorded U.S. deferred income taxes on approximately $2.2 billion of its non-U.S. subsidiaries' undistributed earnings because such amounts are intended to be reinvested outside the United States indefinitely. If these earnings were repatriated to the United States, the Company would be required to accrue and pay U.S. federal income taxes and foreign withholding taxes, as adjusted for foreign tax credits. Determination of the amount of any unrecognized deferred income tax liability on these earnings is not practicable.

The Company records all income tax accruals in accordance with ASC Topic 740, Income Taxes. At December 31, 2011, the liability for unrecognized tax benefits was $205.5 million and the accrual for interest and penalties was $35.1 million. At January 1, 2011, the liability for unrecognized tax benefits was $162.9 million and the accrual for interest and penalties was $33.8 million. The Company recognizes interest and penalties related to income tax matters in income tax expense. The Company recognized interest and penalties, net of tax benefit, of $0.9 million, $3.5 million and $4.3 million during fiscal years 2011, 2010 and 2009, respectively. The Company does not expect its unrecognized tax benefits to change significantly over the next 12 months.

The following table summarizes the activity related to the Company's unrecognized tax benefits (in thousands):

	2011	2010
Balance at beginning of year	$162,904	$120,517
Increases related to current year tax positions	32,996	32,721
Increases related to prior year tax positions	16,301	19,029
Reductions related to prior year tax positions	(523)	(8,648)
Reductions related to settlements / payments	(2,454)	—
Expiration of the statute of limitations for the assessment of taxes	(3,759)	(715)
Balance at end of year	$205,465	$162,904

The Company is subject to U.S. federal income tax as well as income tax of multiple state and foreign jurisdictions. The Company has substantially concluded all U.S. federal income tax matters for all tax years through 2001. Additionally, substantially all material foreign, state and local income tax matters have been concluded for all tax years through 2004. The U.S. Internal Revenue Service (IRS) completed an audit of the Company's 2002 through 2005 tax returns and proposed adjustments in its audit report issued in November 2008. The IRS completed an audit of the Company's 2006 and 2007 tax returns and proposed adjustments in its audit report issued in March 2011. The Company is vigorously defending its positions and initiated defense at the IRS appellate level in January 2009 for the 2002 through 2005 adjustments and in May 2011 for the 2006 through 2007 adjustments. An unfavorable outcome could have a material negative impact on the Company's effective income tax rate in future periods.